                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)     DECEMBER 9, 2004
                                                     ---------------------------

                                W. R. GRACE & CO.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

        1-13953                                           65-0773649
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(Commission File Number)                       (IRS Employer Identification No.)

           7500 GRACE DRIVE
          COLUMBIA, MARYLAND                                        21044
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (410) 531-4000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT

Item 8.01   Other Events.
            -------------

     On December 9, 2004 three executive officers and four other officers of W.
R. Grace & Co. adopted written trading plans in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934. These plans relate to the sale of stock that may be purchased upon the exercise of nonqualified Grace stock options that were previously granted on March 2, 1995 for up to 404,863 shares of Grace common stock. These options expire on March 1, 2005. Under the terms of the plans, such officers have instructed Wachovia Securities, LLC to exercise the options and sell the underlying stock on designated days during the 10 business days from February 15 through March 1, 2005, so long as the market price of the common stock exceeds the exercise price (including commission).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                           W. R. GRACE & CO.
                                                        ----------------------
                                                             (Registrant)

                                                        By /s/ Mark A. Shelnitz
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                                                             Mark A. Shelnitz
                                                                Secretary

Dated: December 10, 2004